UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021 (June 28, 2021)

LEISURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 415

New York, NY 10107

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 565-6940

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LACQ	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	LACCQU	The NASDAQ Stock Market LLC
Warrants to purchase one share of Common Stock	LACQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2021, Leisure Acquisition Corp. (the “Company” or “LACQ”) held a special meeting of stockholders via remote communication (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of January 31, 2021 (the “Merger Agreement”), by and among the Company, EB Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LACQ (“Merger Sub”) and Ensysce Biosciences, Inc., a Delaware corporation (“Ensysce”), providing for, among other things, and subject to the terms and conditions therein, a business combination between Ensysce and the Company pursuant to the proposed merger of Merger Sub with and into Ensysce with Ensysce continuing as the surviving entity (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As of the close of business on May 21, 2021, the record date for the Special Meeting, there were 6,224,268 shares of the Company’s common stock, par value $0.001 per share, (“Common Stock”) outstanding and entitled to vote, of which the holders of 5,748,658 shares of Common Stock were present or represented by proxy at the Special Meeting, which number constituted a quorum.

Results of the Special Meeting

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Special Meeting:

Proposal 1: The Business Combination Proposal.

A proposal to adopt the Merger Agreement and approve the Transactions contemplated thereby.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,748,658	0	0	-

Proposal 2: The Charter Proposal.

A proposal to approve and adopt the third amended and restated certificate of incorporation of the Company.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,748,658	0	0	-

Proposal 3: The Governance Proposal.

Proposals to vote on, on a non-binding advisory basis, certain governance provisions in the third amended and restated certificate of incorporation presented separately in accordance with the United States Securities and Exchange Commission Requirements:

Proposal 3A: Change in Authorized Shares.

To increase the total number of authorized shares of all classes of capital stock from 101,000,000 shares to 151,500,000 shares, which would consist of (i) increasing the authorized LACQ common stock from 100,000,000 shares to 150,000,000 shares and (ii) increasing LACQ’s authorized preferred stock from 1,000,000 to 1,500,000 shares.

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Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,745,558	3,100	0	-

Proposal 3B: Selection of the Court of Chancery of the State of Delaware as Exclusive Forum.

To select the Delaware chancery court as the exclusive forum for any derivative action or proceeding brought on behalf of LACQ, any action asserting a claim of breach of fiduciary duty and any action asserting a claim against LACQ arising pursuant to any provision of the Delaware General Corporation Law.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,745,558	3,100	0	-

Proposal 3C: Required Vote to Amend the By-laws of LACQ and certain provisions of the Third Amended and Restated Certificate of Incorporation.

To require a majority of the outstanding LACQ common stock to amend the by-laws and certain provisions of the third amended and restated certificate of incorporation.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,745,558	3,100	0	-

Proposal 4: The Incentive Plan Proposal.

A proposal to approve and adopt the Ensysce Biosciences, Inc. 2021 Omnibus Incentive Plan and the material terms thereunder.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,745,658	3,000	0	-

Proposal 5: The Director Election Proposal.

A proposal to approve the election of each of seven directors to serve staggered terms on the Board until immediately following the annual meeting of Company stockholders for the calendar year ended December 31, 2022 (Class I), 2023 (Class II) and 2024 (Class III), as applicable, or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

To approve the election of Andrew Benton to the Board as a Class I director:

Votes Cast For	Votes Cast Against	Abstentions
5,748,658	0	0

To approve the election of William Chang to the Board as a Class I director:

Votes Cast For	Votes Cast Against	Abstentions
5,748,658	0	0

To approve the election of Bob Gower to the Board as a Class II director:

Votes Cast For	Votes Cast Against	Abstentions
5,748,658	0	0

To approve the election of Curtis Rosebraugh to the Board as a Class II director:

Votes Cast For	Votes Cast Against	Abstentions
5,748,658	0	0

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To approve the election of Adam Levin to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
5,748,658	0	0

To approve the election of Steve Martin to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
5,748,658	0	0

To approve the election of Lynn Kirkpatrick to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
5,748,658	0	0

Proposal 6: The Nasdaq Proposal.

A proposal to approve for purposes of complying with Nasdaq Rules 5635(a), (b) and (d), the issuance of (i) more than 20% of the Company’s issued and outstanding shares of common stock in connection with the Transactions, and more than 20% of the Company’s issued and outstanding shares to a single holder (which may constitute a change of control under the Nasdaq Rules); and (ii) shares of Class A Common Stock to a director, officer or Substantial Shareholder (as defined by Nasdaq Rule 5635(e)(3)) in connection with the Transactions.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,748,598	60	0	-

Proposal 7: The Adjournment Proposal.

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Governance Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Nasdaq Proposal.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,748,558	100	0	-

Redemptions

In connection with the closing of the Transactions, 5,000 shares of LACQ Common Stock were redeemed by stockholders at a per-share price of approximately $10.366.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEISURE ACQUISITION CORP.

Dated: June 29, 2021	By:	/s/ Daniel Silvers
	Name:	Daniel Silvers
	Title:	Chief Executive Officer and Director

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